EXHIBIT 4

SCOTTISH POWER PLC

and

JPMORGAN CHASE BANK, N.A.,

as Trustee

4.910% Notes Due 2010

5.375% Notes Due 2015

5.810% Notes Due 2025

First Supplemental Indenture

Dated as of March 21, 2005

FIRST SUPPLEMENTAL INDENTURE, dated as of March 21, 2005 (herein called the “First Supplemental Indenture”), between SCOTTISH POWER PLC, a public limited company registered under the laws of Scotland (hereinafter called the “Company”) and JPMORGAN CHASE BANK, N.A., as Trustee under the Original Indenture referred to below (hereinafter called the “Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of March 21, 2005 (hereinafter called the “Original Indenture”), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted by Sections 201 and 301 of the Original indenture;

WHEREAS, Section 614 of the Original Indenture provides, among other things, that the Trustee, in its sole discretion, may appoint one or more Authenticating Agents with respect to one or more series of Securities;

WHEREAS, the Company desires to create three series of Securities in aggregate principal amounts of (i) $550,000,000 to be designated as “4.910% Notes Due 2010”; (ii) $600,000,000 to be designated as “5.375% Notes Due 2015”; and (iii) $350,000,000 to be designated as “5.810% Notes Due 2025” (together with the 4.910% Notes Due 2010 and the 5.375% Notes Due 2015, the “Notes”), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this First Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Indenture, valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Notes, that in addition to the provisions of the Original Indenture, pursuant to Section 301 of the Original Indenture, the following shall be made applicable:

ARTICLE ONE

Definitions

The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of Notes attached hereto as Exhibit A, Exhibit B and Exhibit C.

ARTICLE TWO

Terms and Issuance of 4.910% Notes Due 2010

Section 201. Issue of Notes. A series of Securities which shall be designated the “4.910% Notes Due 2010” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture

(including the form of 4.910% Notes Due 2010 set forth in Exhibit A hereto). The aggregate principal amount of the 4.910% Notes Due 2010 which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $550,000,000, provided that the Company may, without the consent of the Holders, reopen this series of Securities and issue additional Securities under the Indenture and this First Supplemental Indenture in addition to the $550,000,000 of 4.910% Notes Due 2010 authorized as of the date hereof.

Section 202. Form of Notes; Incorporation of Terms. The form of the 4.910% Notes Due 2010 and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form of Exhibit A attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

Section 203. Limitation on Secured Debt. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the 4.910% Notes Due 2010.

Section 204. Additional Amounts. The terms provided by Section 1006 of the Original Indenture shall be applicable to the 4.910% Notes Due 2010.

Section 205. Event of Default. The event specified in Section 501(5) of the Original Indenture shall constitute an Event of Default with respect to the 4.910% Notes Due 2010.

Section 206. Place of Payment. The Place of Payment in respect of the 4.910% Notes Due 2010 will be in The City of New York, initially the corporate trust office of JPMorgan Chase Bank, N.A. which, at the date hereof, is located at 4 New York Plaza, 15th Floor, New York, New York 10004.

ARTICLE THREE

Terms and Issuance of 5.375% Notes Due 2015

Section 301. Issue of Notes. A series of Securities which shall be designated the “5.375% Notes Due 2015” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the form of 5.375% Notes Due 2015 set forth in Exhibit B hereto). The aggregate principal amount of the 5.375% Notes Due 2015 which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $600,000,000, provided that the Company may, without the consent of the Holders, reopen this series of Securities and issue additional Securities under the Indenture and this First Supplemental Indenture in addition to the $600,000,000 of 5.375% Notes Due 2015 authorized as of the date hereof.

Section 302. Form of Notes; Incorporation of Terms. The form of the 5.375% Notes Due 2015 and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form of Exhibit B attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

Section 303. Limitation on Secured Debt. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the 5.375% Notes Due 2015.

Section 304. Additional Amounts. The terms provided by Section 1006 of the Original Indenture shall be applicable to the 5.375% Notes Due 2015.

Section 305. Event of Default. The event specified in Section 501(5) of the Original Indenture shall constitute an Event of Default with respect to the 5.375% Notes Due 2015.

2

Section 306. Place of Payment. The Place of Payment in respect of the 5.375% Notes Due 2015 will be in The City of New York, initially the corporate trust office of JPMorgan Chase Bank, N.A. which, at the date hereof, is located at 4 New York Plaza, 15th Floor, New York, New York 10004.

ARTICLE FOUR

Terms and Issuance of 5.810% Notes Due 2025

Section 401. Issue of Notes. A series of Securities which shall be designated the “5.810% Notes Due 2025” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the form of 5.810% Notes Due 2025 set forth in Exhibit C hereto). The aggregate principal amount of the 5.810% Notes Due 2025 which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $350,000,000, provided that the Company may, without the consent of the Holders, reopen this series of Securities and issue additional Securities under the Indenture and this First Supplemental Indenture in addition to the $350,000,000 of 5.810% Notes Due 2025 authorized as of the date hereof.

Section 402. Form of Notes; Incorporation of Terms. The form of the 5.810% Notes Due 2025 and the Trustee’s certificate of authentication to be endorsed thereon shall be substantially in the form of Exhibit C attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

Section 403. Limitation on Secured Debt. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the 5.810% Notes Due 2025.

Section 404. Additional Amounts. The terms provided by Section 1006 of the Original Indenture shall be applicable to the 5.810% Notes Due 2025.

Section 405. Event of Default. The event specified in Section 501(5) of the Original Indenture shall constitute an Event of Default with respect to the 5.810% Notes Due 2025.

Section 406. Place of Payment. The Place of Payment in respect of the 5.810% Notes Due 2025 will be in The City of New York, initially the corporate trust office of JPMorgan Chase Bank, N.A. which, at the date hereof, is located at 4 New York Plaza, 15th Floor, New York, New York 10004.

ARTICLE FIVE

Authenticating Agent

Section 501. Authenticating Agent. JPMorgan Chase Bank, N.A., a national banking association duly organized and existing under the laws of the United States, is hereby appointed Authenticating Agent with respect to the Notes.

ARTICLE SIX

Miscellaneous

Section 601. Effect of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

3

Section 602. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 603. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 604. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 605. Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 606. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

Section 607. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 608. Disclaimer. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

4

IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

SCOTTISH POWER PLC

By	/s/ A.J.M. Coats
Name: A.J.M. Coats
Title: Director of Treasury

JPMORGAN CHASE BANK, N.A., as Trustee

By	/s/ Lesley Daley
Name: Lesley Daley
Title: Assistant Vice President

EXHIBIT A

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SCOTTISH POWER PLC

4.910% Notes Due 2010

No.	[ ]	$	[	]
CUSIP:	81013TAA9
ISIN:	US81013TAA97

SCOTTISH POWER PLC, a public limited company registered under the laws of Scotland (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      Dollars on March 15, 2010, and to pay interest thereon from March 21, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing September 15, 2005, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; payment of principal of and interest on the notes, so long as the notes are represented by global certificates, will be made in immediately available funds. Beneficial interests in the global certificates will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: March     , 2005

SCOTTISH POWER PLC

By
Name:
Title:

[Form of Reverse of Security]

SCOTTISH POWER PLC

4.910% Notes Due 2010

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 21, 2005 (herein called the “Indenture”), between the Company and JPMorgan Chase Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $            .

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, at any time, as a whole or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the notes then outstanding to be redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 10 basis points.

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

“treasury rate” means, with respect to any redemption date:

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded US Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

The treasury rate will be calculated on the third business day preceding the date fixed for redemption.

“Comparable treasury issue” means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term (“remaining life”) of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

“Comparable treasury price” means (1) the average of five reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the independent investment banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Independent investment banker” means either J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated or Greenwich Capital Markets, Inc., as specified by us, or, if these firms are unwilling or unable to select the comparable treasury issue, an independent investment banking institution of national standing appointed by us.

“Reference treasury dealer” means (1) J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc. and their respective successors, provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer in New York, NY or Greenwich, CT, as applicable (a “primary treasury dealer”), we will substitute therefor another primary treasury dealer and (2) any three other primary treasury dealers selected by us after consultation with the independent investment banker.

“Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the independent investment banker, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the independent investment banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Securities may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption, if as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated or is a resident for tax purposes (herein, an “Applicable Tax Jurisdiction”) (or in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or is a resident for tax purposes, if other than the Applicable Jurisdiction or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such Applicable Tax Jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after March 21, 2005 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities on the next succeeding Interest Payment Date as set forth below.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected

(voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of all series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the Applicable Tax Jurisdiction, as described above (or any political subdivision or taxing authority thereof or therein) shall at any time be required by such Applicable Tax Jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities, the Company will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such Applicable Tax Jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts for or on account of:

(1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the Applicable Tax Jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deducting from payments of (or in respect of) principal of, or any interest on, the Securities;

(4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the Applicable Tax Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5) any withholding or deduction imposed on a payment to an individual which is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income adopted by the Council of the European Union on June 3, 2003 or any law (whether of a member state or non-member state) implementing such directive or any other directive implementing the conclusions of ECOFIN Council meeting of November 26-27, 2000;

(6) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(7) any combination of item (1), (2), (3), (4), (5) or (6) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Applicable Tax Jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any Applicable Tax Jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers’ Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee’s Certificate of Authentication

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A., as Trustee

By
AUTHORIZED OFFICER

EXHIBIT B

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SCOTTISH POWER PLC

5.375% Notes Due 2015

No.	[ ]	$	[	]
CUSIP:	81013TAB7
ISIN:	US81013TAB70

SCOTTISH POWER PLC, a public limited company registered under the laws of Scotland (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                                               Dollars on March 15, 2015, and to pay interest thereon from March 21, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing September 15, 2005, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; payment of principal of and interest on the notes, so long as the notes are represented by global certificates, will be made in immediately available funds. Beneficial interests in the global certificates will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: March     , 2005

SCOTTISH POWER PLC

By
Name:
Title:

[Form of Reverse of Security]

SCOTTISH POWER PLC

5.375% Notes Due 2015

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 21, 2005 (herein called the “Indenture”), between the Company and JPMorgan Chase Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $                    .

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, at any time, as a whole or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the notes then outstanding to be redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 15 basis points.

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

“treasury rate” means, with respect to any redemption date:

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded US Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

The treasury rate will be calculated on the third business day preceding the date fixed for redemption.

“Comparable treasury issue” means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term (“remaining life”) of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

“Comparable treasury price” means (1) the average of five reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the independent investment banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Independent investment banker” means either J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated or Greenwich Capital Markets, Inc., as specified by us, or, if these firms are unwilling or unable to select the comparable treasury issue, an independent investment banking institution of national standing appointed by us.

“Reference treasury dealer” means (1) J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc. and their respective successors, provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer in New York, NY or Greenwich, CT, as applicable (a “primary treasury dealer”), we will substitute therefor another primary treasury dealer and (2) any three other primary treasury dealers selected by us after consultation with the independent investment banker.

“Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the independent investment banker, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the independent investment banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Securities may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption, if as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated or is a resident for tax purposes (herein, an “Applicable Tax Jurisdiction”) (or in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or is a resident for tax purposes, if other than the Applicable Jurisdiction or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such Applicable Tax Jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after March 21, 2005 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities on the next succeeding Interest Payment Date as set forth below.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected

(voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of all series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the Applicable Tax Jurisdiction, as described above (or any political subdivision or taxing authority thereof or therein) shall at any time be required by such Applicable Tax Jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities, the Company will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such Applicable Tax Jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts for or on account of:

(1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the Applicable Tax Jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deducting from payments of (or in respect of) principal of, or any interest on, the Securities;

(4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the Applicable Tax Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5) any withholding or deduction imposed on a payment to an individual which is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income adopted by the Council of the European Union on June 3, 2003 or any law (whether of a member state or non-member state) implementing such directive or any other directive implementing the conclusions of ECOFIN Council meeting of November 26-27, 2000;

(6) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(7) any combination of item (1), (2), (3), (4), (5) or (6) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Applicable Tax Jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any Applicable Tax Jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers’ Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee’s Certificate of Authentication

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A., as Trustee

By
AUTHORIZED OFFICER

EXHIBIT C

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SCOTTISH POWER PLC

5.810% Notes Due 2025

No.	2025-1	$350,000,000
CUSIP:	81013TAC5
ISIN:	US81013TAC53

SCOTTISH POWER PLC, a public limited company registered under the laws of Scotland (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED AND FIFTY MILLION Dollars on March 15, 2025, and to pay interest thereon from March 21, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing September 15, 2005, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; payment of principal of and interest on the notes, so long as the notes are represented by global certificates, will be made in immediately available funds. Beneficial interests in the global certificates will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: March     , 2005

SCOTTISH POWER PLC

By
Name:
Title:

[Form of Reverse of Security]

SCOTTISH POWER PLC

5.810% Notes Due 2025

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 21, 2005 (herein called the “Indenture”), between the Company and JPMorgan Chase Bank, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to U.S. $350,000,000.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, at any time, as a whole or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the notes then outstanding to be redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 20 basis points.

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

“treasury rate” means, with respect to any redemption date:

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded US Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•	if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

The treasury rate will be calculated on the third business day preceding the date fixed for redemption.

“Comparable treasury issue” means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term (“remaining life”) of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

“Comparable treasury price” means (1) the average of five reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the independent investment banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Independent investment banker” means either J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated or Greenwich Capital Markets, Inc., as specified by us, or, if these firms are unwilling or unable to select the comparable treasury issue, an independent investment banking institution of national standing appointed by us.

“Reference treasury dealer” means (1) J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc. and their respective successors, provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer in New York, NY or Greenwich, CT, as applicable (a “primary treasury dealer”), we will substitute therefor another primary treasury dealer and (2) any three other primary treasury dealers selected by us after consultation with the independent investment banker.

“Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the independent investment banker, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the independent investment banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Securities may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption, if as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated or is a resident for tax purposes (herein, an “Applicable Tax Jurisdiction”) (or in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or is a resident for tax purposes, if other than the Applicable Jurisdiction or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such Applicable Tax Jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after March 21, 2005 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities on the next succeeding Interest Payment Date as set forth below.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected

(voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of all series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the Applicable Tax Jurisdiction, as described above (or any political subdivision or taxing authority thereof or therein) shall at any time be required by such Applicable Tax Jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities, the Company will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such Applicable Tax Jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts for or on account of:

(1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the Applicable Tax Jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deducting from payments of (or in respect of) principal of, or any interest on, the Securities;

(4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the Applicable Tax Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5) any withholding or deduction imposed on a payment to an individual which is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income adopted by the Council of the European Union on June 3, 2003 or any law (whether of a member state or non-member state) implementing such directive or any other directive implementing the conclusions of ECOFIN Council meeting of November 26-27, 2000;

(6) any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(7) any combination of item (1), (2), (3), (4), (5) or (6) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Applicable Tax Jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any Applicable Tax Jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers’ Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee’s Certificate of Authentication

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A., as Trustee

By
AUTHORIZED OFFICER